UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 24, 2007

BIOSITE INCORPORATED
(Exact name of registrant as specified in charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9975 Summers Ridge Road
San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 805-2000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On April 24, 2007, we issued a press release announcing our financial results for the quarter ended March 31, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSITE INCORPORATED

Date: April 24, 2007	By:	/s/ CHRISTOPHER J. TWOMEY
Christopher J. Twomey
Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Biosite Incorporated dated April 24, 2007.